SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 28, 2004
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                         ClickSoftware Technologies Ltd.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Israel                             000-30827                      Not Applicable
--------------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number)              (IRS Employee
of incorporation)                                            Identification No.)

                               34 Habarzel Street
                             Tel Aviv, Israel 69710
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)
         Registrant's telephone, including area code: (972-3) 765-9400
                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are furnished herewith:



EXHIBIT NO.            TITLE
--------------------------------------------------------------------------------

99.1                   Press release dated July 28, 2004.

--------------------------------------------------------------------------------



Item 12. Results of Operations and Financial Condition

     ClickSoftware Technologies Ltd. issued a press release on July 28, 2004 (the "Press Release") to announce its financial results for the fiscal quarter ended June 30, 2004. A copy of the Press Release is furnished as Exhibit 99.1.

     The information in this Form 8-K, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CLICKSOFTWARE TECHNOLOGIES LTD.

BY: /s/ Shmuel Arvatz
---------------------
Shmuel Arvatz
Executive Vice President and Chief Financial Officer

Dated: July 28, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.            TITLE
--------------------------------------------------------------------------------

99.1                   Press release dated July 28, 2004.

--------------------------------------------------------------------------------

CONTACTS:
Shmuel Arvatz                               Howard Kalt
Chief Financial Officer                     Kalt Rosen & Co.
+972-3-7659467                              (415) 397-2686
Shmuel.Arvatz@clicksoftware.com             info@KRC-IR.com

                 CLICKSOFTWARE REPORTS FINANCIAL RESULTS FOR THE
                         2ND QUARTER ENDED JUNE 30, 2004

BURLINGTON, MA, JULY 28, 2004 - ClickSoftware Technologies, Ltd., (NasdaqSC:
CKSW), the leading provider of end-to-end service chain optimization software, today announced results for the second quarter ended June 30, 2004. These results are in line with those previously announced on a preliminary basis on July 9, 2004.

For the second quarter ended June 30, 2004, total revenues were $5.4 million, with consolidated net income of $230,000, or $0.01 per share. This compares with revenues of $5.1 million and net income of $173,000, or $0.01 per share, for the same period last year, and revenues of $5.0 million and consolidated net income of $72,000, or $0.00 per share, for the first quarter of 2004.

Software license revenues for the second quarter of 2004 were $1.9 million, while service revenues were $3.5 million. This compares to software license revenues of $2.3 million and service revenues of $2.8 million for the same period last year and $2.3 million in software license revenues and $2.7 million in service revenues in the first quarter of 2004.

Gross profit in the second quarter was $3.6 million, or 66% of revenues, compared to $3.3 million, or 66% of revenues, in the same period last year, and $3.4 million, or 68% of revenues, in the first quarter of 2004.

As of June 30, 2004, the company had cash, cash equivalents and short and long-term investments of $12.7 million, similar to the balance at the end of the first quarter of 2004.

Deferred revenues as of the end of the second quarter of 2004 were $3.9 million, compared to $4.0 million at the end of the first quarter of 2004.

"While total revenues were lower than originally forecasted, services revenues grew significantly to $3.5 million in the second quarter as we made progress with the deployment of our products with several large clients," said Dr. Moshe BenBassat, Chairman and CEO of ClickSoftware. "Several repeat orders were received during the quarter, and a large follow-on license order was placed in early July following successful completion of a pilot with a large telecommunication company. The second quarter was also very significant with the win of two new major clients: ETSA, South Australia's electricity distributor, and BSkyB, the largest digital television provider in the United Kingdom.

"Our leadership position in the market keeps improving as we continue to report new wins and successful deployments at large scale service operations, and as we solidify our partnerships with world leaders. The partnership we recently announced with IBM is already in motion and is contributing to our pipeline. All of these factors should contribute to accelerated growth in the coming quarters," BenBassat added.

OUTLOOK
Despite the uncertainties in the economy and the slow start in the first half of 2004, the company now believes that revenues for the entire 2004 year will grow 5% to 10% over the $22.4 million reported for 2003 reflecting revenues growth of 8% to 17% in the second half of 2004 compared to the same period last year.

INVESTOR CONFERENCE CALL
ClickSoftware will host a conference call today at 8:30 a.m. ET to discuss these results and answer questions from the investment community. To participate, please call (800) 683-1585 and ask for the ClickSoftware conference call. International participants, please call (973) 935-2407. The conference call will be simultaneously webcast (in listen mode only) and is available via the Internet at http://www.clicksoftware.com. A replay of this call will be available on the ClickSoftware website, or by calling (877) 519-4471 (international callers can dial (973) 341-3080). The passcode for the replay is 4951606.

ABOUT CLICKSOFTWARE
ClickSoftware is the leading provider of workforce and service optimization solutions that maximize workforce productivity and customer satisfaction while minimizing operations costs. ClickSoftware's ServiceOptimization Suite provides an integrated, intelligent solution for automatic, efficient, and effective decisions over the entire service decision-making chain. It includes reliable customer demand and workload forecasting, strategic and tactical capacity planning, daily service scheduling, troubleshooting and repair support, wireless workforce management, and business analytics, connecting all organizational levels and functions.

The company is headquartered in Burlington, MA and Israel, with offices in North America, Europe, and Asia Pacific. For more information about ClickSoftware, call (781) 272-5903 or (888) 438-3308 or visit http://www.clicksoftware.com

This press release contains express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, those regarding future results of operations, visibility into future periods, continued growth and rate of growth, increasing transaction size, greater involvement of strategic and channel partners in transactions, and expectations regarding future closing of contracts and related revenue recognition. Such "forward-looking statements" involve known and unknown risks, uncertainties and other factors, which may cause actual results or performance to be materially different from those projected. ClickSoftware's achievement of these results may be affected by many factors, including among others, the following: risks and uncertainties regarding the general economic outlook; the length of or change in the company's sales cycle; the company's ability to identify potential customers and to close sales to potential customers in a timely manner; the company's ability to maintain or increase relationships with strategic partners; the size of transactions the company is able to complete; the ability of the company's professional services group to successfully complete implementations; the company's ability to recognize revenues, including deferred revenues, in a timely manner; and the company's ability to compete and the level of competition. The forward-looking statements contained in this press release are subject to other risks and uncertainties, including those discussed in ClickSoftware's annual report on Form 10-K for the year ended December 31, 2003 and subsequent filings with the Securities and Exchange Commission.

Note: Financial Schedules Attached

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                    JUNE 30    DECEMBER 31
                                                                    --------    --------
                                                                      2004        2003
                                                                    --------    --------
                      ASSETS

CURRENT ASSETS
   CASH AND CASH EQUIVALENTS                                        $  4,378    $  7,695
   SHORT-TERM INVESTMENTS                                              7,760       3,394
   TRADE RECEIVABLES, NET                                              3,768       3,362
   OTHER RECEIVABLES AND PREPAID EXPENSES                              1,016         722
                                                                    --------    --------
                           TOTAL CURRENT ASSETS                       16,922      15,173
                                                                    --------    --------

FIXED ASSETS
   COST                                                                4,309       4,118
   LESS - ACCUMULATED DEPRECIATION                                     3,310       3,195
                                                                    --------    --------
                                                                         999         923
                                                                    --------    --------

   LONG-TERM INVESTMENTS                                                 550         580
   SEVERANCE PAY DEPOSITS                                                840         779
                                                                    --------    --------

                           TOTAL ASSETS                             $ 19,311    $ 17,455
                                                                    ========    ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   ACCOUNTS PAYABLE AND ACCRUED EXPENSES                            $  3,661    $  4,077
   DEFERRED REVENUES                                                   3,946       2,275
                                                                    --------    --------
                                 TOTAL CURRENT LIABILITIES             7,607       6,352
                                                                    --------    --------

LONG TERM LIABILITIES
   ACCRUED SEVERANCE PAY                                               1,564       1,490
                                                                    --------    --------
                          TOTAL LONG-TERM LIABILITIES                  1,564       1,490
                                                                    --------    --------

                          TOTAL LIABILITIES                            9,171       7,842
                                                                    --------    --------

SHAREHOLDERS' EQUITY
   ORDINARY SHARES OF NIS 0.02 PAR VALUE                                 110         109
   ADDITIONAL PAID-IN CAPITAL                                         70,871      70,276
   DEFERRED STOCK COMPENSATION                                          (371)          -
   ACCUMULATED DEFICIT                                               (60,427)    (60,729)
   TREASURY STOCK, AT COST:  39,000 SHARES                               (43)        (43)
                                                                    --------    --------
                          TOTAL SHAREHOLDERS' EQUITY                  10,140       9,613
                                                                    --------    --------

                         TOTAL LIABILITY AND SHAREHOLDERS' EQUITY   $ 19,311    $ 17,455
                                                                    ========    ========

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                           THREE MONTHS ENDED

                                                              JUNE 30, 2004                   JUNE 30, 2003
                                                      ----------------------------    ----------------------------
                                                            $         % OF REVENUES         $         % OF REVENUES
                                                      ------------    -------------   ------------    ------------

REVENUES:
       SOFTWARE LICENSE                               $      1,912              35%   $      2,310              46%
       SERVICES                                              3,507              65%          2,750              54%
                                                      ------------    ------------    ------------    ------------
             TOTAL REVENUES                                  5,419             100%          5,060             100%
                                                      ------------    ------------    ------------    ------------
COST OF REVENUES:
       SOFTWARE LICENSE                                        169               3%            305               6%
       SERVICES                                              1,656              31%          1,422              28%
                                                      ------------    ------------    ------------    ------------
             TOTAL COST OF REVENUES                          1,825              34%          1,727              34%
                                                      ------------    ------------    ------------    ------------

GROSS PROFIT                                                 3,594              66%          3,333              66%
                                                      ------------    ------------    ------------    ------------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                     600              11%            508              10%
       SELLING AND MARKETING EXPENSES                        2,054              38%          1,827              36%
       GENERAL AND ADMINISTRATIVE EXPENSES                     701              13%            767              15%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                              3               0%             26               1%
                                                      ------------    ------------    ------------    ------------

             TOTAL OPERATING EXPENSES                        3,358              62%          3,128              62%
                                                      ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS                                         236               4%            205               4%
INTEREST AND OTHER EXPENSES, NET                                (6)              0%            (32)             (1)%
                                                      ------------    ------------    ------------    ------------
NET INCOME                                            $        230               4%   $        173               3%
                                                      ------------    ------------    ------------    ------------

NET INCOME  PER ORDINARY SHARE:
BASIC                                                 $       0.01                    $       0.01
                                                      ------------                    ------------
DILUTED                                               $       0.01                    $       0.01
                                                      ------------                    ------------
SHARES USED IN COMPUTING BASIC NET INCOME PER SHARE     27,156,999                      25,647,888
                                                      ------------                    ------------
SHARES USED IN COMPUTING DILUTED NET
INCOME PER SHARE                                        28,360,995                      25,647,888
                                                      ------------                    ------------

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                 SIX MONTHS ENDED

                                                    JUNE 30, 2004                 JUNE 30, 2003
                                              -------------------------    -------------------------
                                                    $       % OF REVENUES        $       % OF REVENUES
                                              -----------   -----------    -----------   -----------
REVENUES:
       SOFTWARE LICENSE                       $     4,182            40%   $     4,555            45%
       SERVICES                                     6,245            60%         5,646            55%
                                              -----------   -----------    -----------   -----------
             TOTAL REVENUES                        10,427           100%        10,201           100%
                                              -----------   -----------    -----------   -----------
COST OF REVENUES:
       SOFTWARE LICENSE                               376             4%           436             4%
       SERVICES                                     3,058            29%         3,099            31%
                                              -----------   -----------    -----------   -----------
             TOTAL COST OF REVENUES                 3,434            33%         3,535            35%
                                              -----------   -----------    -----------   -----------

GROSS PROFIT                                        6,993            67%         6,666            65%
                                              -----------   -----------    -----------   -----------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET          1,341            13%           994            10%
       SELLING AND MARKETING EXPENSES               4,008            38%         3,782            37%
       GENERAL AND ADMINISTRATIVE EXPENSES          1,374            13%         1,497            15%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                     3             0%           101             1%
                                              -----------   -----------    -----------   -----------

             TOTAL OPERATING EXPENSES               6,726            64%         6,374            63%
                                              -----------   -----------    -----------   -----------
INCOME FROM OPERATIONS                                267             3%           292             2%
INTEREST AND OTHER INCOME, NET                         35             0%            39             1%
                                              -----------   -----------    -----------   -----------
NET INCOME                                    $       302             3%   $       331             3%
                                              -----------   -----------    -----------   -----------

NET INCOME  PER ORDINARY SHARE:
BASIC                                         $      0.01                  $      0.01
                                              -----------                  -----------
DILUTED                                       $      0.01                  $      0.01
                                              -----------                  -----------
SHARES USED IN COMPUTING BASIC NET
INCOME PER SHARE                               27,096,637                   25,632,149
                                              -----------                  -----------
SHARES USED IN COMPUTING DILUTED NET
INCOME PER SHARE                               27,732,069                   25,632,149
                                              -----------                  -----------